EXHIBIT 10.17

AGREEMENT ASSUMPTION AGREEMENT

This Lease Assumption Agreement (this “Agreement”) is entered into effective December 31, 2012 (the “Effective Date”) by and between WeedMaps Media, Inc., a Nevada corporation (“WeedMaps”) and SearchCore, Inc., a Nevada corporation and the sole shareholder of WeedMaps (“SearchCore” and, together with WeedMaps, the “Company”) and RJM BV, a Dutch corporation (“RJM”).  Each of the Company and RJM may be referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Company previously entered various agreements set forth on Exhibit A (the “Assumed Agreements”);

WHEREAS, the Company and RJM entered into that certain Agreement and Plan of Reorganization dated December 11, 2012 (the “Agreement and Plan of Reorganization”), whereby the Company desires to sell and RJM desires to purchase various assets of the Company;

WHEREAS, as partial consideration under the Agreement and Plan of Reorganization, RJM desires to assume the Assumed Agreements as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1. As partial consideration under the Agreement and Plan of Reorganization, RJM assumes any and all obligations of the Company contained in the Assumed Agreements.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date.

“Company”	“WeedMaps”

SearchCore, Inc.,	WeedMaps Media, Inc.,
a Nevada corporation	a Nevada corporation

/s/ James Pakulis	/s/ James Pakulis
By: James Pakulis	By: James Pakulis
Its: President and Chief Executive Officer	Its: President

“RJM”

RJM BV,
a Dutch corporation

/s/ Mario Lap
By: Mario Lap
Its: President

Exhibit A

Assumed Agreements

1.	Listing Agreement dated January 4, 2011 with Prescription Vending Machines, Inc.
2.	Website Promotion and Testing Services Agreement dated June 24, 2011 with SC Laboratories, Inc.
3.	Domain Name Purchase Agreement dated November 18, 2011 with Global Life Enhancements, Inc.
4.	Non-Recourse Secured Promissory Note dated November 18, 2011 with Global Life Enhancements, Inc.
5.	Various Marketing Agreements and/or Video Production Agreements for WeedMaps.com or Marijuana.com.
6.	Severance Agreement and General Release dated July 25, 2012 by and between SearchCore, Inc. and Gerald Lotter.
7.	Global Securities Purchase, Consulting, and Resignation Agreement by and between SearchCore, WeedMaps, and Justin Hartfield dated as of July 31, 2012.
8.	Global Securities Purchase and Resignation Agreement by and between SearchCore, WeedMaps, and Doug Francis dated as of July 31, 2012.
9.	Separation Agreement and Release of All Claims by and between SearchCore, Inc. and Randolph Briggs dated effective as of August 1, 2012.
10.	Consulting Services Agreement by and between SearchCore, Inc. and Randolph Briggs dated December 1, 2012.
11.	Global Securities Purchase Agreement by and between SearchCore, WeedMaps, and Keith Hoerling dated August 14, 2012.